                                                                    EXHIBIT 99.1





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                             STOCKHOLDERS' AGREEMENT


                                      among


                           priceline.com Incorporated,

                            Prime Pro Group Limited,

                            Forthcoming Era Limited,

                            Potton Resources Limited

                                       and

                            ULTIMATE PIONEER LIMITED


                            ------------------------

                            DATED AS OF JUNE 5, 2001

                            ------------------------


================================================================================

                             STOCKHOLDERS' AGREEMENT


      THIS STOCKHOLDERS' AGREEMENT (this "AGREEMENT") is made as of June 5, 2001, by and among priceline.com Incorporated, a Delaware corporation (the "COMPANY"), Prime Pro Group Limited, a British Virgin Islands corporation ("PPG") and wholly owned subsidiary of Cheung Kong (Holdings) Limited, a Hong Kong corporation ("CK"), Forthcoming Era Limited, a British Virgin Islands corporation ("FEL") and wholly owned subsidiary of Hutchison Whampoa Limited, a Hong Kong corporation ("HW") (PPG and FEL are the "ORIGINAL PURCHASERS"), Potton Resources Limited, a British Virgin Islands corporation and wholly owned subsidiary of CK ("PRL"), and Ultimate Pioneer Limited, a British Virgin Islands corporation and a wholly owned subsidiary of HW ("UPL") (PRL and UPL are the "NEW PURCHASERS"; the Original Purchasers and the New Purchasers are the "PURCHASERS"). WHEREAS, the Original Purchasers and the Company are parties to a Stock Purchase Agreement dated as of February 15, 2001 (the "COMPANY PURCHASE AGREEMENT"); the Original Purchasers and Jay Walker and the Jay S. Walker Irrevocable Credit Trust (the "WALKER SELLERS") are parties to a Stock Purchase Agreement dated as of February 15, 2001 (the "ORIGINAL WALKER PURCHASE AGREEMENT"); and the New Purchasers and the Walker Sellers are parties to a Stock Purchase Agreement dated as of the date hereof (the "NEW WALKER PURCHASE AGREEMENT") (the Company Purchase Agreement, the Original Walker Purchase Agreement and the New Walker Purchase Agreement are the "PURCHASE AGREEMENTS").

      WHEREAS, the Company and the Purchasers wish to make certain amendments to Sections 5.3 and 6.4 of the Company Purchase Agreement as provided herein effective as of the closing under the New Walker Purchase Agreement.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. DEFINITIONS. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Company Purchase Agreement.

      2. EFFECTIVENESS; EFFECT ON COMPANY PURCHASE AGREEMENT. This Agreement shall take effect on the date hereof; PROVIDED, HOWEVER, that Sections 3, 4 and 6 hereof shall take effect as of the time of the Closing (as defined in the New Walker Purchase Agreement). In the event of any termination of the New Walker Purchase Agreement prior to such Closing, this Agreement will terminate simultaneously without further action of the parties hereto. Effective as of such Closing, Section 5.3 of the Company Purchase Agreement will be superseded in its entirety by Section 3 hereof, and Section 6.4 of the Company Purchase Agreement will be superseded in its entirety by Section 4 hereof. This Agreement shall not be construed to effect any other amendment to or modification of the provisions of the Company Purchase Agreement, which except as expressly provided herein will continue in full force and effect.

      3. REPRESENTATION ON THE BOARD OF DIRECTORS.

      (a) In addition to the designee of FEL elected to the Company's Board of Directors pursuant to Section 5.3 of the Company Purchase Agreement, the Company shall use commercially reasonable efforts to cause to be elected to the Company's Board of Directors, effective as of the Closing under the New Walker Agreement, two nominees designated by the Purchasers; PROVIDED, HOWEVER, that the proposed nominees are Eligible Persons. "ELIGIBLE PERSON" means an individual (i) who is reasonably acceptable to the Company's Board of Directors,
(ii) whose election to the Company's Board of Directors would not, in the opinion of counsel for the Company, violate or be in conflict with, or result in any material limitation on the ownership or operation of any business or assets of the Company or any of its Subsidiaries under, any Applicable Law and (iii) who has agreed in writing with the Company to comply with Section 4 of this Agreement and to resign as a director of the Company if requested to do so pursuant to this Section 3. With respect to each meeting of stockholders of the Company at which a designee of the Purchasers comes up for reelection, the Company shall use reasonable efforts to cause such designee (or another Eligible Person designated by the Purchasers) to be included in the list of candidates recommended by the Company's Board of Directors for election to the Company's Board of Directors. Upon the resignation, removal or death of any designee of the Purchasers on the Company's Board of Directors, the Company shall use reasonable efforts to have the vacancy thereby created filled with an Eligible Person designated by the Purchasers.

      (b) The Purchasers will have the following rights to designate nominees to serve on the Company's Board of Directors under Section 3(a):

            (i) the Purchasers will have the right to designate three nominees to serve on the Company's Board of Directors for so long as they and their Affiliates continue to own beneficially at least twenty percent (20%) of the Current Outstanding Shares (as defined below);

            (ii) if the Purchasers beneficially own less than twenty percent (20%) of the Current Outstanding Shares but at least ten percent (10%) of the Current Outstanding Shares, the Purchasers will have the right to designate two nominees to serve on the Company's Board of Directors; and

            (iii) if the Purchasers beneficially own less than ten percent (10%) of the Current Outstanding Shares but at least five percent (5%) of the Current Outstanding Shares, the Purchasers will have the right to designate one nominee to serve on the Company's Board of Directors.

      Upon either (A) the violation in any material respect of this Section 3 or any part of Article V of the Company Purchase Agreement by the Purchasers, or
(B) 30 days' prior written notice of termination from the Purchasers, the Purchasers shall no longer be entitled to designate for election to the Company's Board of Directors any nominees pursuant to this Section 3. At such time, if requested by the Company, the designees of the Purchasers shall resign from the Company's Board of Directors. For purposes of this Section 3, "CURRENT OUTSTANDING SHARES" shall mean 206,433,004 shares of Common Stock outstanding as of May 31, 2001, subject to adjustment only for stock splits or combinations of shares and dividends of Common Stock issued pro rata to all holders of Common Stock for no consideration. The number of Current Outstanding Shares shall be increased by any additional shares of Common Stock purchased by the Purchasers or their Affiliates from the Company, either directly or in an underwritten offering, after the date hereof.

      (c) Upon any designee of the Purchasers ceasing to be an Eligible Person or the Purchasers having ceased to have the right to designate any of their nominees to the Company's Board of Directors under Section 3(b), such designee or designees shall, if requested by the Company, resign from the Company's Board of Directors.

      (d) Without in any way limiting the foregoing clauses (a) through (c), the Company hereby agrees that in the event that a designee of the Purchasers is not elected to the Company's Board of Directors, the Purchasers shall have the ability to appoint a representative (the "BOARD REPRESENTATIVE") to attend all meetings of the Company's Board of Directors or any committee thereof, and such Board Representative shall be provided with notices of all meetings of the Company's Board of Directors, as well as copies of minutes, resolutions and other instruments of, or communications to, the Board of Directors; PROVIDED that the Purchasers, their Affiliates and any such Board Representative shall have no duties, responsibilities or liability by virtue of attendance at such meetings or the failure to attend the same; and PROVIDED FURTHER, that this
Section 3(d) shall not be applicable to the Purchasers at any time when they are not entitled to designate a nominee for election as director as a result of the provisions of Section 3(b).

      4. STANDSTILL.

      Each Purchaser shall not (and shall cause its Affiliates not to), without the prior written consent of the Company's Board of Directors:

      (a) acquire, announce an intention to acquire, offer or propose to acquire or agree to acquire, directly or indirectly, any voting securities of the Company as a result of which acquisition the Purchasers (and their Affiliates), collectively, would beneficially own more than 32.5% of the outstanding capital stock of the Company on a fully diluted basis, other than acquisitions by way of share dividends or other distributions pro rata to holders of voting securities;

      (b) propose that the Purchasers or any Affiliates of the Purchasers enter into, directly or indirectly, any merger or other business combination involving the Company or propose to purchase, directly or indirectly, a material portion of the assets of the Company or any of its Subsidiaries;

      (c) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in Regulation 14A promulgated under the Exchange Act) to vote or consent with respect to any voting securities of the Company (whether or not such solicitation is subject to regulation under Regulation 14A promulgated under the Exchange Act);

      (d) form, join or participate in or encourage the, formation of a "group" with any person (within the meaning of Section 13(d)(3) of the Exchange Act), other than with the Purchaser's Affiliates, any other Purchaser and such other Purchaser's Affiliates;

      (e) deposit any voting securities of the Company into a voting trust or subject any such voting securities to any arrangement or agreement with respect to the voting or disposition thereof (other than any that may be effected among the Purchasers and their Affiliates);

      (f) initiate, propose or otherwise solicit stockholders of the Company for the approval of one or more stockholder proposals with respect to the Company as described in Rule 14a-8 under the Exchange Act, or induce or attempt to induce any other person to initiate any such stockholder proposal with respect to the Company;

      (g) except in accordance with Section 3 of this Agreement, seek election to or seek to place a representative on the Company's Board of Directors or seek the removal of any member of the Company's Board of Directors;

      (h) (i) solicit, seek to effect, negotiate with or provide non-public information to any other person with respect to, (ii) make any statement or proposal, whether written or oral, to the Company's Board of Directors or any director or officer of the Company with respect to, or (iii) otherwise make any public announcement or proposal whatsoever with respect to, any form of business combination transaction (with any person) involving a change of control of the Company or the acquisition of a substantial portion of the equity securities or assets of the Company or any of its Subsidiaries, including a merger, consolidation, tender offer, exchange offer or liquidation of the Company's assets, or any restructuring, recapitalization or similar transaction with respect to the Company or any of its Subsidiaries; PROVIDED, HOWEVER, that the foregoing shall not (A) apply to discussions between or among the Purchasers, their Affiliates or any of their employees, agents or representatives or (B) in the case of clause (ii) above, limit the ability of any designee of the Purchasers on the Company's Board of Directors to make any such statement or proposal or to discuss any such proposal with any officer or director of or advisor to the Company or advisor to the Company's Board of Directors unless, in either case, it would reasonably be expected to require the Company to make a public announcement regarding such discussion, statement or proposal;

      (i) otherwise act, alone or in concert with others, to seek to control or influence the management or policies of the Company (except for (A) voting in its full discretion as a holder of voting securities in accordance with the terms of such voting securities and, if applicable, together with the other Purchasers and the Purchasers' Affiliates and (B) actions taken as a director of the Company);

      (j) request, or take any action to obtain, any list of holders of voting securities of the Company for the purpose of accomplishing any of the actions in Sections 4(a)-(i) hereof;

      (k) publicly disclose any intention, plan or arrangement inconsistent with the foregoing, or make any such disclosure privately if it would reasonably be expected to require the Company to make a public announcement regarding such intention, plan or arrangement; or

      (l) advise, assist (including by knowingly providing or arranging financing for that purpose) or knowingly encourage any other person in connection with any of the foregoing.

      5. CONSENT; COOPERATION.

      (a) The Company expressly consents to the execution and performance by the New Purchasers of the New Walker Agreement and agrees that such execution and performance shall not constitute a breach or violation of Section 6.4(a) of the Company Purchase Agreement prior to its amendment by this Agreement.

      (b) The Company agrees to provide all reasonable cooperation in connection with preparing and making necessary filings and obtaining necessary clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), in connection with the purchase of shares of Common Stock by the New Purchasers under the New Walker Agreement. The Company agrees to request an opinion of its counsel on the issue of the applicability of stockholder consent in connection with the purchase of shares of Common Stock by the New Purchasers under the New Walker Agreement in light of the rules of the National Association of Securities Dealers, Inc. (the "NASD") and to provide reasonable cooperation and assistance if it is mutually agreed by the parties hereto to seek the guidance of the NASD on this issue. The Company also agrees to take reasonable measures to carry out as soon as reasonably practicable any meeting or solicitation of consents of its stockholders that may be required under the rules of the NASD in order to permit the closing of the purchase of shares of Common Stock by the New Purchasers under the New Walker Agreement. If such a meeting or solicitation of consents is required, the Company agrees that it will recommend to stockholders that they vote in favor of appropriate resolutions to permit such purchase under the New Walker Agreement.

      The New Purchasers agree to reimburse the Company for (i) any HSR Act filing fees paid by the Company in connection with the acquisition by the New Purchasers of Common Stock pursuant to the New Walker Purchase Agreement and
(ii) any out-of-pocket costs and expenses, including reasonable attorney fees, incurred by the Company in connection with a "second request" issued pursuant to the HSR Act. The reasonable out-of-pocket costs and expenses, including attorney fees, incurred by the Company in connection with any shareholder meeting or solicitation referred to above shall be borne one-half by the Company and one-half by the New Purchasers. All of the parties hereto agree to pay their own costs and expenses, including attorney fees, incurred in connection with the negotiation and execution of this Agreement.

      6. REGISTRATION RIGHTS AGREEMENT.

      (a) The New Purchasers shall become parties to the Registration Rights Agreement dated as of February 15, 2001, among the Company and the Original Purchasers (the "Registration Rights Agreement"), and shall be Designated Holders and Investors as defined therein, and the Shares acquired by the New Purchasers pursuant to the New Walker Purchase Agreement shall be Registrable Securities as defined therein. The following further amendments set forth in this Section 6 shall be made to the Registration Rights Agreement.

      (b) The definitions in Section 1 shall be amended as follows:

      (i) The definition of "Stock Purchase Agreement" shall be amended to read in its entirety as follows:

      "`STOCK PURCHASE AGREEMENT' means (i) in the case of PPGL and FEL, the Stock Purchase Agreement dated as of February 15, 2001, among the Company, PPGL and FEL and (ii) in the case of PRL and UPL, the Stock Purchase Agreement dated as of June 5, 2001, among the Walker Sellers, PRL and UPL."

      (ii) The following two definitions shall be added to Section 1:

      "`PRL'" means Potton Resources Limited, a British Virgin Islands corporation and wholly owned subsidiary of CKH."

      "`UPL' means Ultimate Pioneer Limited, a British Virgin Islands corporation and a wholly owned subsidiary of HWL."

      (c) The first sentence of Section 3(a) shall be amended to read in its entirety as follows:

"At any time after the date of this Agreement, each of (i) PPGL and PRL (acting jointly for the purposes of this Section 3(a)), (ii) FEL and UPL (acting jointly for the purposes of this Section 3(a)), or (iii) one or more of the Demand Stockholders, acting through its representative identified on the instrument executed by it in the form attached hereto as EXHIBIT A or such representative's written designee (the "Initiating Holders"), may make a written request to the Company to register, under the Securities Act on any form for which the Company then qualifies and deems appropriate (a "Demand Registration"), the number of Registrable Securities stated in such request; PROVIDED, HOWEVER, that the Company shall not be obligated to effect more than one Demand Registration for each of PPGL, FEL, PRL, UPL and each of the Demand Stockholders pursuant to this
Section 3."

      (d) The first sentence of Section 5(a) shall be amended to read in its entirety as follows:

"At any time when the Company is eligible for use of Form S-3, in the event that the Company shall receive from (i) PPGL, (ii) FEL, (iii) PRL, (iv) UPL or (v) one or more of the Demand Stockholders, acting through its representative identified on the instrument executed by it in the form attached hereto as EXHIBIT A or such representative's written designee (the "S-3 Initiating Holders"), a written request that the Company register, under the Securities Act, on Form S-3 (or any successor form then in effect) (an "S-3 Registration"), all or a portion of the Registrable Securities owned by such S-3 Initiating Holders, the Company shall give written notice of such request to all of the Designated Holders (other than S-3 Initiating Holders which have requested an S-3 Registration under this Section 5(a)) at least 30 days before the anticipated filing date of such Form S-3, and such notice shall described the proposed registration and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request in writing to the Company, given within 15 days after their receipt from the Company of the written notice of such registration."

      (e) The first sentence of Section 5(c) shall be amended to read in its entirety as follows:

"At any time after the date of this Agreement when an S-3 Registration could be demanded with respect to Registrable Securities under Section 5(a), each of (i) PPGL, (ii) FEL, (iii) PRL, (iv) UPL or (v) one or more of the Demand Stockholders, acting through its representative identified on the instrument executed by it in the form attached hereto as EXHIBIT A or such representative's written designee (the "Shelf Initiating Holders") shall be entitled to request the Company to file and maintain, in lieu of an S-3 Registration with respect to such Registrable Securities under Section 5(a), a Shelf Registration with the SEC under which all or any portion of the shares of Common Stock that are owned by it at the time of such request may be resold at any time and from time to time until such time and as all such Common Stock may be sold by the Shelf Initiating Holders in a single transaction pursuant to Rule 144 under the Securities Act in accordance with the volume limitations specified in paragraph
(e) thereof (and without giving effect to paragraph (k) thereof)."

      (f) The first sentence of Section 10(d) shall be amended to read in its entirety as follows:

"Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company, (ii) PPGL, (iii) FEL, (iv) PRL, (v) UPL, (vi) the holders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by each Demand Stockholder and, if the amendment, supplement, modification, waiver or consent adversely affects the rights or obligations of the Piggy-Back Stockholders, then also by (vii) the holders holding Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by each Piggy-Back Stockholder."

      (g) Clause (iv) of Section 10(e) shall be amended to read in its entirety as follows:

            "(iv) if to PRL:

                  Potton Resources Limited
                  c/o Cheung Kong (Holdings) Limited
                  8/F, Cheung Kong Center
                  2 Queen's Road Central
                  Hong Kong
                  with a copy to:

                  Cheung Kong (Holdings) Limited
                  8/F, Cheung Kong Center
                  2 Queen's Road Central
                  Hong Kong
                  Telecopy:  (852) 2845-2057
                  Attention:  Mr. Edmond Ip

            (v)   if to UPL:

                  Ultimate Pioneer Limited
                  Offshore Incorporations Limited
                  P.O. Box 957
                  Offshore Incorporations Centre
                  Road Town, Tortola
                  British Virgin Islands

                  with a copy to:

                  Hutchison Whampoa Limited
                  22/F Hutchison House
                  10 Harcourt Road Central
                  Hong Kong
                  Telecopy (852) 2128-1778
                  Attention:  Company Secretary

      (vi) if to any other Designated Holder, at its address as it appears on the record books of the Company."

      (h) Clause (ii) of the second sentence of Section 10(f) shall be amended to read in its entirety as follows:

"(ii) automatically transferred upon any transfer of a number of Registrable Securities representing 65% or more of the Investor's holding of Common Stock purchased pursuant to the applicable Stock Purchase Agreement to a single purchaser or `group' of purchasers (within the meaning of Section 13(d)(3) of the Exchange Act) if in such transfer the purchaser(s) will receive `restricted securities' within the meaning of Rule 144 (and such purchaser or group will become a Demand Stockholder hereunder by executing and delivering an instrument in the form attached hereto as Exhibit A); PROVIDED, HOWEVER, that for the purposes of requesting a Demand Registration under Section 3(a), such purchaser(s) shall be required to make any such request jointly with the other Investor with which the transferor would have been required to make such request."

      7. MISCELLANEOUS.

      (a) NOTICES. All notices, demands, requests, consents, approvals or other communications (collectively, "NOTICES") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by a reputable air courier service with tracking capability, with charges prepaid, or transmitted by hand delivery or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile, provided the sender receives evidence of complete transmission without error. Notice otherwise sent as provided herein shall be deemed given on the third business day following delivery of such notice to a reputable air courier service.

                        If to the Company, to it at:

                                 priceline.com Incorporated
                                 800 Connecticut Avenue
                                 Norwalk, CT  06854

                                 Attention:  Office of the General Counsel
                                 Facsimile:  (203) 299-8915

                        with a copy (which shall not constitute notice) to:

                                 Cravath, Swaine & Moore
                                 Worldwide Plaza
                                 825 Eighth Avenue
                                 New York, N.Y.  10019

                                 Attention:  William P. Rogers, Jr., Esq.
                                 Facsimile:  (212) 474-3700

                        If to FEL or UPL, as follows:

                                 Forthcoming Era Limited
                                 Offshore Incorporations Limited
                                 P.O. Box 957
                                 Offshore Incorporations Centre
                                 Road Town, Tortola
                                 British Virgin Islands

                                 Ultimate Pioneer Limited
                                 Offshore Incorporations Limited
                                 P.O. Box 957
                                 Offshore Incorporations Centre
                                 Road Town, Tortola
                                 British Virgin Islands

                        with a copy to:

                                 Hutchison Whampoa Limited
                                 22/F Hutchison House
                                 10 Harcourt Road Central
                                 Hong Kong

                                 Attention:  Company Secretary
                                 Facsimile:  (852) 2128 1778

                        and if to PPG or PRL to:

                                 Prime Pro Group Limited
                                 Potton Resources Limited
                                 c/o 8/F, Cheung Kong Center
                                 2 Queen's Road Central
                                 Hong Kong

                                 Attention:  Mr. Edmond Ip
                                 Facsimile:  (852) 2845 2057

      (b) GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, and each party hereto submits to the non-exclusive jurisdiction of the state and federal courts within the County of New York in the State of New York.

      (c) ENTIRE AGREEMENT. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto), together with the Company Purchase Agreement, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties or their affiliates, whether oral or written, with respect to the subject matter hereof.

      (d) MODIFICATIONS AND AMENDMENTS. No amendment, modification or termination of this Agreement shall be binding upon any other party unless executed in writing by the parties hereto intending to be bound thereby.

      (e) WAIVERS AND EXTENSIONS. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, PROVIDED that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

      (f) TITLES AND HEADINGS. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

      (g) EXPENSES; BROKERS. Each party shall pay its own costs and expenses in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby, including without limitation, fees and disbursements of counsel, financial advisors and accountants. Each of the parties represents to the others that neither it nor any of its affiliates has used a broker or other intermediary, in connection with the transactions contemplated by this Agreement for whose fees or expenses any other party will be liable and respectively agrees to indemnify and hold the others harmless from and against any and all claims, liabilities or obligations with respect to any such fees or expenses asserted by any person on the basis of any act or statement alleged to have been made by such party or any of its affiliates.

      (h) PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. All press releases and similar public announcements relating to the transactions contemplated by this Agreement shall be made only if mutually agreed upon by the Company and each of the Purchasers, except to the extent that such disclosure is, in the opinion of counsel, required by law or by stock exchange regulation; PROVIDED that any such required disclosure shall only be made, to the extent consistent with law, after consultation with each of the Purchasers.

      (i) ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by either the Company or the Purchasers without the prior written consent of the other parties hereto; PROVIDED that each Purchaser may assign or delegate its rights, duties and obligations hereunder to a Permitted Transferee or to such other person as may be reasonably satisfactory to the Company. Except as provided in the preceding sentence, any assignment or delegation of rights, duties or obligations hereunder made without the prior written consent of the other parties hereto shall be void and of no effect. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in this Section 7(i).

      (j) SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

      (k) COUNTERPARTS; FACSIMILE. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Executed signature pages may be delivered via facsimile; PROVIDED, that the originally executed signature pages are delivered to the appropriate parties within five (5) business days following delivery via facsimile.

      (l) FURTHER ASSURANCES. Each party hereto, upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       PRICELINE.COM INCORPORATED



                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       PRIME PRO GROUP LIMITED



                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       FORTHCOMING ERA LIMITED



                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                       POTTON RESOURCES LIMITED



                                       By:
                                          ------------------------------------
                                          Name:
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                                       ULTIMATE PIONEER LIMITED



                                       By:
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                                          Name:
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